                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                             FORM 8-K/A No. 1
                              CURRENT REPORT



                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  August 31, 1995



                        CONTROL DATA SYSTEMS, INC.
            (Exact name of Registrant as Specified in Charter)



                                 DELAWARE
              (State or Other Jurisdiction of Incorporation)



          0-20252                           41-1718075
 (Commission File Number)     (I.R.S. Employer Identification Number)



                        4201 Lexington Avenue North
                     Arden Hills, Minnesota 55126-6198
            (Address of principal executive offices) (Zip Code)



                              (612) 482-2100
           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   Acquisition or Disposition of Assets.

       On August 31, 1995, the Registrant and certain of its subsidiaries ("Seller") sold to AmeriData Technologies, Inc.("AmeriData") and its subsidiaries ("Buyer") Seller's product integration and maintenance operations located in Austria, Canada, Mexico, Norway, and the United Kingdom. Also included in the August 31, 1995 sale agreement was a provision for the sale to AmeriData of international product distribution operations in Greece and Portugal. On October 31, 1995, the Registrant completed the sale of operations in Portugal to AmeriData. The sale of operations in Greece is anticipated to close in November 1995, with an effective closing date expected to be October 31, 1995. The transactions were effected through the transfer to Buyer of the respective assets and liabilities or capital stock of the applicable international subsidiary. The purchase price for the transaction is $5.6 million plus the amount by which the book value of the assets exceeds the liabilities of these operations sold as of August 31, 1995 and October 31, 1995. Approximately $14 million was paid by Buyer to
Seller, which amount is subject to adjustment, if needed, when the August 31, 1995 and October 31, 1995 book values of the applicable assets and liabilities are calculated by the parties following the closings.

ITEM 7.   Financial Statements and Exhibits.

 (a) Financial statements of business acquired.

         Not applicable.

 (b) Pro forma financial information:

          The following unaudited pro forma combined statements of operations and combined balance sheet, for the periods indicated, are being provided in this Form 8-K/A No.1 Current Report for the disposition referenced in Item 2 above. The pro forma financial information includes the dispositions of operations in Austria, Canada, Greece, Mexico, Norway, Portugal, and the United Kingdom.

       Pro Forma Combined Statement of Operations for the 6 months ended June 30, 1995

       Pro  Forma Combined Statement of Operations for the year ended
         December 31, 1994

       Pro Forma Combined Balance Sheet at June 30, 1995

 (c) Exhibits:

     2.1 Amended and Restated Purchase Agreement, dated August 31, 1995, among the Registrant, AmeriData Technologies, Inc. and ADA Global, Inc. --incorporated by reference to
          Exhibit 2.1 previously filed with the filing of the Form 8-K being hereby amended.

                        CONTROL DATA SYSTEMS, INC.
          PRO FORMA COMBINED STATEMENT OF OPERATIONS (Unaudited)
                      Six Months Ended June 30, 1995
               (Dollars in thousands, except per share data)

                                       Historical    Adjustments       Pro Forma
REVENUES:
 Net Sales and Rentals                 $ 156,549     $ (83,774) (a)   $  72,775
 Services                                102,603       (18,109) (a)      84,494
   Total Revenues                        259,152      (101,883)         157,269

COST OF REVENUES:
 Net Sales and Rentals                   113,833       (69,886) (a)      43,947
 Services                                 79,117       (15,811) (a)      63,306
   Total Cost of Revenues                192,950       (85,697)         107,253

Gross Profit                              66,202       (16,186)          50,016

OPERATING EXPENSES:
 Selling, General and
  Administrative                          60,558       (16,545) (a)      44,013
 Technical                                 4,475              -           4,475
   Total Operating Expenses               65,033       (16,545)          48,488

   Earnings from
    Operations                             1,169           359            1,528

OTHER INCOME (EXPENSES):
 Interest Expense                           (727)          576  (a)        (151)
 Interest Income                           2,978          (560) (a)       2,418
                                                           403  (b)         403
 Other Income, Net                         1,940           367  (a)       2,307
   Total Other Income, Net                 4,191           786            4,977

   Earnings Before
    Income Taxes                           5,360         1,145            6,505

PROVISION FOR INCOME TAXES                   900            23  (a)         923

   Net Earnings                        $   4,460       $ 1,122        $   5,582

Primary Earnings per Common Share
 and Common Share Equivalents          $    0.35                      $    0.43

Fully Diluted Earnings per Common
 Share and Common Share Equivalents    $    0.34                      $    0.43

Weighted Average Common Shares
 Outstanding (in thousands)
   Primary                                12,965                         12,965
   Fully Diluted                          13,082                         13,082

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                        CONTROL DATA SYSTEMS, INC.
    PRO FORMA COMBINED STATEMENT OF OPERATIONS (Unaudited) (Continued)
                      Six Months Ended June 30, 1995

Notes to Pro Forma Combined Statement of Operations:

(a) To reflect statement of operations of all seven international operations sold to AmeriData, including the disposition of certain operations in Greece which is anticipated to close in November 1995 with an effective date expected to be October 31, 1995. Revenues and operating expenses attributable to the Greece operations for the above period were less than 10% of the amounts reflected in the adjustment column.

(b)  To   reflect  interest  income  on  proceeds  from  sale  of  all  seven international operations to AmeriData.

                        CONTROL DATA SYSTEMS, INC.
          PRO FORMA COMBINED STATEMENT OF OPERATIONS (Unaudited)
                       Year Ended December 31, 1994
               (Dollars in thousands, except per share data)

                                       Historical    Adjustments       Pro Forma
REVENUES:
 Net Sales and Rentals                 $ 319,302     $(147,959) (a)   $ 171,343
 Services                                204,925       (39,866) (a)     165,059
   Total Revenues                        524,227      (187,825)         336,402

COST OF REVENUES:
 Net Sales and Rentals                   232,650      (119,702) (a)     112,948
 Services                                149,878       (30,323) (a)     119,555
   Total Cost of Revenues                382,528      (150,025)         232,503

Gross Profit                             141,699       (37,800)         103,899

OPERATING EXPENSES:
 Selling, General and
  Administrative                         129,491       (33,889) (a)      95,602
 Technical                                14,241             -           14,241
 Restructuring                            70,100        (4,867) (a)      65,233
 Goodwill Write-off                       24,900          (892) (a)      24,008
   Total Operating Expenses              238,732       (39,648)         199,084

   Loss from Operations                  (97,033)        1,848          (95,185)

OTHER INCOME (EXPENSES):
 Interest Expense                         (1,282)          848  (a)        (434)
 Interest Income                           4,786          (672) (a)       4,114
                                                           358  (b)         358
 Other Income, Net                           126           379              505
   Total Other Income, Net                 3,630           913            4,543

   Loss Before
    Income Taxes                         (93,403)        2,761          (90,642)

PROVISION FOR INCOME TAXES                 1,000          (164) (a)         836

   Net Loss                            $ (94,403)    $   2,925        $ (91,478)

Primary Loss per Common Share
 and Common Share Equivalents          $   (6.87)                     $   (6.66)

Fully Diluted Loss per Common
 Share and Common Share Equivalents    $   (6.87)                     $   (6.66)

Weighted Average Common Shares
 Outstanding (in thousands)
   Primary                                13,740                         13,740
   Fully Diluted                          13,740                         13,740

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                        CONTROL DATA SYSTEMS, INC.
    PRO FORMA COMBINED STATEMENT OF OPERATIONS (Unaudited) (Continued)
                       Year Ended December 31, 1994

Notes to Pro Forma Combined Statement of Operations:

(a) To reflect statement of operations of all seven international operations sold to AmeriData, including the disposition of certain operations in Greece which is anticipated to close in November 1995 with an effective date expected to be October 31, 1995. Revenues and operating expenses attributable to the Greece operations for the above period were less than 10% of the amounts reflected in the adjustment column.

(b)  To   reflect  interest  income  on  proceeds  from  sale  of  all  seven international operations to AmeriData.

                        CONTROL DATA SYSTEMS, INC.
               PRO FORMA COMBINED BALANCE SHEET (Unaudited)
                               June 30, 1995
                          (Dollars in thousands)

                                                Historical   Adjustments        Pro Forma
ASSETS

Current Assets:
 Cash and Short-Term Investments                $  83,304    $  (7,092) (a)    $  90,512
                                                                14,300  (b)
 Trade and Other Receivables                      121,521      (34,406) (a)       87,115
 Inventories                                       39,602      (14,806) (a)       24,796
 Prepaid Expenses and Other Current Assets          6,640       (1,517) (a)        5,123

   Total Current Assets                           251,067      (43,521)          207,546

Investment and Advances                               150           (8) (a)          142
Property and Equipment, Net                        21,779       (3,666) (a)       18,113
Leased and Data Center Equipment, Net               1,749         (557) (a)        1,192
Noncurrent Trade and Other Receivables              6,786            -             6,786
Goodwill, Net                                      10,245       (9,784) (d)          461
Other Noncurrent Assets                             9,035          (72) (a)        8,963

   Total Assets                                 $ 300,811    $ (57,608)        $ 243,203

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Notes Payable                                  $   4,935    $  (1,884) (a)    $   3,051
 Accounts Payable                                  49,274      (32,486) (a)       16,788
 Customer Advances and Deferred Income             16,658       (4,814) (a)       11,844
 Accrued Taxes                                      5,860         (829) (a)        5,031
 Accrued Salaries and Wages                        16,433       (2,341) (a)       14,092
 Restructure Reserves, Current Portion             30,950         (302) (a)       29,427
                                                                14,300  (b)
                                                                (2,707) (c)
                                                                (9,784) (d)
                                                                (3,030) (e)
 Other Accrued Expenses                            36,534       (5,508) (a)       31,026

   Total Current Liabilities                      160,644      (49,385)          111,259

Deferred Income Taxes                                 630            -               630
Restructure Reserves, less Current Portion         17,420       (9,901) (c)        7,519
Pension Liabilities                                37,537       (1,245) (a)       36,292
Other Noncurrent Liabilities                        5,576         (107) (a)        5,469

   Total Liabilities                              221,807      (60,638)          161,169

Stockholders' Equity:
 Preferred Stock                                        -            -                 -
 Common Stock                                         139            -               139
 Additional Paid-In Capital                       161,643            -           161,643
 Retained Earnings                                (66,781)           -           (66,781)
 Minimum Pension Liability Adjustment              (6,957)           -            (6,957)
 Foreign Currency Translation Adjustment           (1,929)       3,030  (e)        1,101
 Treasury Stock, at Cost                           (7,111)           -            (7,111)

Stockholders' Equity                               79,004        3,030            82,034

   Total Liabilities and Stockholders' Equity   $ 300,811    $ (57,608)        $ 243,203

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                        CONTROL DATA SYSTEMS, INC.
         PRO FORMA COMBINED BALANCE SHEET (Unaudited) (Continued)
                               June 30, 1995

Notes to Pro Forma Combined Balance Sheet:

(a) To reflect final balance sheet of international operations sold to AmeriData.

(b) To reflect proceeds from sale of international operations sold to AmeriData.

(c) To reflect write-off of net book value of international operations sold to AmeriData.

(d) To reflect the write-off of goodwill for MICHAEL Business Systems Plc (United Kingdom) and Antares Electronics, Inc. (Canada) operations sold to AmeriData.

(e) To reflect write-off of foreign currency translation adjustment of international operations sold to AmeriData.

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                                 SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CONTROL DATA SYSTEMS, INC.
                                           Registrant

  Date:  November 10, 1995     /s/  James E. Ousley
                                    James E. Ousley
                               President and Chief Executive Officer

                               EXHIBIT INDEX

EXHIBITS FILED AS ITEM 7 TO THE FORM 8-K REPORT OF CONTROL DATA SYSTEMS, INC. ON FORM 8-K/A No. 1 DATED AUGUST 31, 1995.


2.1 Amended and Restated Purchase Agreement, dated August 31, 1995, among the Registrant, AmeriData Technologies, Inc. and ADA Global, Inc. -- incorporated by reference to Exhibit 2.1 previously filed with the filing of the Form 8-K being hereby amended.